                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  May 21, 1999
(Date of earliest event reported)

Commission File No. 333-56081




                       Chase Mortgage Finance Corporation
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       Delaware                                                  52-1495132
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(State of Incorporation)                                     (I.R.S. Employer
                                                            Identification No.)

 343 Thornall Street, Edison, New Jersey                           08837
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Address of principal executive offices                          (Zip Code)


                                 (732) 205-0600
         -----------------------------------------------------------
               Registrant's Telephone Number, including area code



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(Former name, former address and former fiscal year, if changed since last report)

ITEM 5.           Other Events

Filing of Computational Materials
---------------------------------

                  Exhibit 99.1 which attaches Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) prepared by Chase Securities Inc., which are hereby filed pursuant to such letter.

ITEM 7.           Financial Statements and Exhibits

                  (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                      Description
-----------                      -----------

         (99.1) Computational Materials prepared by Chase Securities Inc., in connection with Chase Mortgage Finance Corporation, Multi-Class Mortgage Pass-Through Certificates, Series 1999-S7

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CHASE MORTGAGE FINANCE
                                               CORPORATION

May 21, 1999

                                             By:  /s/ Eileen A. Lindblom
                                                  -----------------------------
                                                  Name:  Eileen A. Lindblom
                                                  Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------


                                                                 Paper (P) or
Exhibit No.           Description                                Electronic (E)
-----------           -----------                                --------------

(99.1)                Computational Materials prepared                P
                      by Chase Securities Inc., in
                      connection with Chase Mortgage
                      Finance Corporation, Multi-Class
                      Mortgage Pass-Through Certificates
                      Series 1999-S7